UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

____________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

____________________

Date of Report (Date of earliest event reported): June 13, 2006

ASCENDIA BRANDS, INC.

(Exact name of registrant as specified in its charter)

Delaware	033-25900	75-2228820
(State or Other Jurisdiction	Commission File	IRS Employer
of Incorporation)	Number)	Identification No.)

2000 Lenox Drive, Suite 202, Lawrenceville, New Jersey 08648

(Address of Principal Executive Offices)

609-219-0930

(Registrant’s Telephone Number, including Area Code)

Not Applicable

(Former Name or Former Address, If Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 140.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.06  Material Impairments

The disclosure set forth in Item 8.01 is hereby incorporated herein by reference in its entirety.

Item 7.01  Regulation FD Disclosure

On June 13, 2006, we issued a press release announcing a delay in the filing of our Annual Report on Form 10-K for the period ended February 28, 2006.

In accordance with General Instruction B.2 of Form 8-K, the information in Exhibit 99.1 attached hereto is being furnished and is not deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) and is not otherwise subject to the liabilities of that section. Accordingly, the information in Exhibit 99.1 attached hereto will not be incorporated by reference into any filing made by the Issuer under the Securities Act of 1933 or the Exchange Act unless specifically identified therein as being incorporated therein by reference.

Item 8.01  Other Events

Delay in Filing of Form 10-K and Open Accounting Matters

On May 26, 2006, we filed a Form NT 10 with the Securities and Exchange Commission (the “Commission”) indicating that we would not file our Annual Report on Form 10-K for the fiscal year ended February 28, 2006 by the due date of May 26, 2006, but anticipated completing such filing not later than the statutory extension date of June 13, 2006. For the reasons explained further below, we have not yet finalized our financial statements for the fiscal year ended February 28, 2006 and our independent auditors, BDO Seidman, LLP have not yet completed their audit of those financial statements. We are working diligently to complete the Form 10-K and we now anticipate filing the Form 10-K not later than June 30, 2006.

In connection with the preparation of our financial statements for the year ended February 28, 2006, we are reviewing our accounting treatment for certain items related to the merger of a wholly owned subsidiary of the Registrant, formerly known as Cenuco, Inc. (“Cenuco”), with and into Hermes Acquisition Company I LLC (“HACI”), which for accounting purposes was treated as a reverse acquisition by HACI of Cenuco. In this respect, we are examining (i) whether it is appropriate to consider a merger date fair market value for Cenuco that is different from the traded market value of Cenuco stock at the time, and (ii) the allocation of the purchase price under the reverse acquisition to the fair market value of the assets acquired and the liabilities assumed. Depending upon the outcome of the above considerations, we are also continuing to examine whether it is appropriate to record an impairment charge related to the goodwill established in the Cenuco merger.

Because this analysis is not yet complete, we are unable to present our results of operations for the period ended February 28, 2006, or the balance sheet as of such date. In addition, we are unable, pending the results of this analysis, to estimate the full effect of these possible adjustments, but we believe that any impairment and/or reduction in valuation of the assets acquired will be in the region of $14.5 million.

We anticipate completing our analysis of these matters, and filing our Annual Report on Form 10-K for the fiscal year ended February 28, 2006, not later than June 30, 2006.

ITEM 9.01  Financial Statements and Exhibits

(a) Inapplicable

(b) Inapplicable

(c) Exhibits

Number	Description of Exhibit
99.1	Press Release dated June 13, 2006

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 13, 2006	ASCENDIA BRANDS, INC.
By:	/s/ Joseph A. Falsetti
Joseph A. Falsetti President and Chief Executive Office